SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Land	$ 23,988	$ 25,139
Buildings	55,542	60,384
Machinery and equipment	51,374	56,275
Assets in progress	8,458	5,417
Others	8,679	10,863
Total	148,041	158,078
Less accumulated depreciation	(47,514)	(48,602)
Total	$ 100,527	$ 109,476